Exhibit 10.1

Consent of independent registered public accounting firm

We consent to the incorporation by reference in Registration Statement No. 333-114841 on Form S-8 pertaining to the France Telecom Liquidity Plan for US Employees of Orange SA of our reports dated February 6, 2008, relating to the consolidated financial statements of France Telecom and subsidiaries, and on the effectiveness of France Telecom’s internal control over financial reporting, appearing in this Annual Report on Form 20-F of France Telecom for the year ended December 31, 2007.

/s/ DELOITTE & ASSOCIÉS

Neuilly-sur-Seine, France

May 2, 2008